THE FUND


  o A closed-end investment fund that invests primarily in high-quality fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.



INVESTMENT OBJECTIVE


  o To achieve high monthly income consistent with preservation of capital.



DIVIDEND OBJECTIVE


  o To distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

REPORT FROM THE CHAIRMAN AND PRESIDENT

We appreciate the opportunity to provide the Semi-Annual Report to Shareholders for Mentor Income Fund for the six months ended April 30, 1999. Regardless of market environment, the Fund's primary mission remains the same, to provide attractive income and competitive net asset value total returns to shareholders.


During the six months ended April 30, 1999, the Fund paid dividends totaling $0.36 per share, which represents an annualized yield of 7.36% based on the Fund's closing market price of $9.78 on April 30, 1999. These monthly dividends have provided the Fund's shareholders with a significant income advantage over the average yield-to-maturity of 5.02%, attainable during the period from U.S. Treasury securities having the same approximate maturity as the average life of the Fund's investments. Of course, Treasuries are guaranteed as to principal and interest, while the Fund's shares are not guaranteed and will fluctuate in value.

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1999
--------------------------------------------------------------------------------

MARKET CONDITIONS
Chart I: A Period of Rising Interest Rates

                        [GRAPH]

               10/31/98            4/30/99
               --------            -------
3 Months        4.32                4.53
6 Months        4.35                4.64
1 Year          4.18                4.77
2 Year          4.11                5.06
5 Year          4.23                5.21
10 Year         4.6                 5.34
30 Year         5.15                5.66


Source: Bloomberg

As Chart I indicates, for the six-month period ended April 30, 1999, interest rate levels had risen significantly across the full length of the yield curve. These yield increases ranged from 0.21% for three-month Treasury bills to 0.98% for five-year Treasury notes. Two, 10-year, and 30-year Treasuries closed the period at 5.06%, 5.34%, and 5.66%, respectively, each up over 0.50% from the beginning of the period.

Early in the fourth quarter of 1998, the stock market was weak, world markets were in turmoil and fears of global deflation were rampant. The crisis in world financial markets was prompted by Russia's default on its debt obligations, and was exacerbated by the bankruptcy of the highly leveraged investment firm Long Term Capital Management. Over the ensuing three-month period the Federal Reserve lowered the Federal Funds rate 0.75% in response to these alarming market conditions.


Economists expected U.S. economic growth in 1999 to be significantly depressed by the severe shock that financial markets experienced during September and October. These forecasts for slower growth garnered support in early January when the Brazilian government was forced to devalue its currency, the real. The sudden drop in the value of the real implied that Brazil would suffer a fairly deep recession in 1999. In addition, the lower currency value has made American exports too expensive for Brazilian markets.

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1999
--------------------------------------------------------------------------------

Despite turmoil in financial markets and in Brazil, the much-anticipated slowdown in U.S. economic growth has yet to materialize. Indeed, economic growth in the final quarter of 1998 surged more than 6.0% on an annualized basis. Economic indicators for the first quarter of 1999 suggest that the economy has continued its robust growth into 1999. Some market observers are beginning to question the aggressiveness with which the Federal Reserve reacted to the market crisis in late 1998. These economists have gone so far as to suggest that the Fed should reverse course and raise rates in response to a potentially overheating American economy. The fear that the Federal Reserve may move to increase short-term borrowing rates prompted the bond market's severe price declines and interest rate increases during the first quarter of 1999.



EFFECT ON THE FUND
Our results for the six-month period ended April 30, 1999 compared favorably to a number of market indexes that we have traditionally used to assess our relative performance. Our mortgage overweight and our lower-rated corporate bond investments allowed our portfolios to outpace indices comprised of treasury obligations. As Chart II indicates, the Fund's 2.14% net asset value total return for the six months ended April 30 compares to the 2.40%, (0.87)%, and (2.10)% returns posted by the Merrill Lynch Mortgage, Government Bond, and 7-year Treasury indexes,* respectively. The return of the Fund's Lipper U. S. Mortgage Bond Fund peer group was 2.28%.**


Chart II: Relative Performance
(10/31/98 - 4/30/99)

             [GRAPH]

Mentor Income Fund            2.14
Lipper Peer Group             2.28
Mortgage Index                2.4
Government Bond Index        -0.87
7-Year Treasury              -2.1



Source: Lipper Analytical Services, Inc. and Merrill Lynch

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1999
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY
Throughout the period ended April 30, 1999 we continued to focus on our primary objectives - to provide attractive income, maintain risk close to that of intermediate Treasuries, and capitalize on the investment opportunities provided within the guidelines of our investment policy.*** Security selection, sector allocation, and yield curve-weighting strategies remain the fundamental methods through which we seek to add value.


Portfolio durations were 5% to 10% longer than their benchmark indices at the beginning of 1999. This long duration tilt led to strong relative performance early in January as the bond market responded to the Brazilian devaluation. However, as economic data painted an ever-clearer picture of a robust U.S. economy, portfolio durations were cut back to approximately neutral levels. Sector allocations were heavily tilted toward spread product. Mortgage backed securities were particularly emphasized given their high yield and strong performance potential in a stable to rising rate environment. The stronger economic growth prompted an increased allocation to lower-rated corporate bonds, including high yield securities. Portfolio weightings in high yield were increased from roughly 5% to 10%.

Portfolio Composition

Fixed-Rate Single-Class Mortgage-Backed Securities                          36.5
Fixed-Rate Multiple-Class Collateralized Mortgage Obligations               22.1
Corporate Bonds                                                             17.5
Residual Interests                                                           6.3
U.S. Treasury Securities                                                     5.0
Asset-Backed Securities                                                      4.9
Preferred Stocks                                                             3.3
Adjustable-Rate Mortgage-Backed Securities                                   3.1
Repurchase Agreement                                                         1.3



MARKET OUTLOOK
Our long-term market outlook is for continued declines in inflation and therefore continued lower interest rates. This optimism is fueled by structural economic changes such as the Internet that offer the potential to substantially increase economic efficiency and reduce costs. In addition, the increasing productivity of the U.S. labor force suggests that the economy can grow faster than previously thought without generating inflationary pressures. However, short-term prospects for the bond market are less clear.

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1999
--------------------------------------------------------------------------------

The long-term picture for bonds has continued to improve in recent months. Brazil's currency devaluation has made their products extremely price competitive with U.S. made products. Since Brazil is the dominant economy in Latin America, their devaluation implies falling growth rates for every economy within the region. Lower growth in Latin America has coincided with slow growth in Europe. The introduction of a single currency across much of Europe, the euro, has yet to ignite economic growth in the region. Indeed, the newly created European central bank has repeatedly revised down its growth estimates for 1999, and is currently forecasting growth of little more than 2% for the year.


Despite the good news for bonds overseas, domestic U.S. conditions continue to put upward pressure on interest rates. The U.S. economy has repeatedly defied predictions of an imminent slowdown. With unemployment as of March hitting 4.2%, inflation fears are mounting. Despite these fears, most broad measures of inflation have continued to trend downward. This combination of robust economic growth and benign inflation is almost unprecedented. As a result, the Federal Reserve is examining whether old models of the growth and inflation trade-off accurately describe the new American economy.


Although the Federal Reserve is considering whether or not the U.S. has entered a new economic era, market participants are understandably reluctant to gamble on such theoretical notions. Without some evidence of slowing economic growth, the bond market is likely to either trade within a fairly narrow range around current interest rate levels or continue to decline somewhat. Given that no signs of a slacking in economic activity are yet apparent, we are anticipating a range-bound market in the weeks and months ahead. In such an environment our overweight position in mortgage-backed securities and lower-rated corporate bonds should continue to perform well.


As the summer wears on, we expect that stumbling growth in Europe and Latin America will exert pressure on the U.S. economy. This pressure on domestic economic growth and global inflation

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1999
--------------------------------------------------------------------------------

should allow the rally in bond prices to continue. We anticipate significantly reducing our exposure to mortgages and corporate bonds at that time and extending portfolio durations.


DIVIDEND REINVESTMENT PLAN
Shareholders who wish to purchase additional shares can do so through the Fund's automatic dividend reinvestment plan. Over 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our plan agent at (800) 426-5523.

Sincerely,

/s/ Daniel J. Ludeman
----------------------
Daniel J. Ludeman
CHAIRMAN


/s/ Paul F. Costello
----------------------
Paul F. Costello
PRESIDENT

    * The Merrill Lynch Mortgage Index is a composite of fixed-rate mortgage pass-through securities. The Merrill Lynch Government Bond Index is a composite of approximately 2,350 Treasury and Agency issues with maturities ranging from one to 30 years. The Merrill Lynch 3-Year and 7-Year Treasury Indexes are adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
   ** Lipper Analytical Services, an independent rating company, groups funds by investment objective and calculates performance figures for each group. Performance does not include sales charges and does include reinvestment of all distributions.
  *** While portfolio managers will endeavor to manage the portfolio in accordance with this strategy, there are no guarantees that it will be successful. Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                             Principal
                                                 Percent of Net Assets        Amount      Market Value
-------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS                           132.39%
-------------------------------------------------------------------------------------------------------
PREFERRED STOCK                                   4.42%
-------------------------------------------------------------------------------------------------------
Home Ownership, Inc.,
 12/30/26 (cost $4,954,350) (a)                                           $ 5,650,000      $ 5,115,594
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES AND AGENCIES          59.28%
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation
 Series 1647 B, 6.50%, 11/15/08, REMIC                                      4,875,797        4,874,301
 Series 1693 Z, 6.00%, 3/15/09, REMIC                                       6,333,337        6,130,821
 7.57% - 10.75%, 9/01/09 - 9/01/28                                          1,660,608        1,781,983
Federal National Mortgage Association
 6.00%, 12/01/13                                                            3,421,368        3,390,367
 Series 1998-24 JZ, 6.50%, 5/18/28                                          1,817,491        1,794,351
 7.48%, 7/01/27 ARM                                                            18,370           18,370
Government National Mortgage Association
 7.00%, 12/15/08 (d)                                                        3,127,289        3,184,256
 11.50%, 2/15/13 - 6/15/19                                                    138,325          150,729
 6.00% - 7.00%, 3/15/28 - 3/15/29 (d)                                      35,434,450       35,247,094
Government National Mortgage Association, II
 6.13%, 12/20/22, ARM                                                       4,094,686        4,181,819
U.S. Treasury Bond, 6.13%, 11/15/27 (d)                                     7,500,000        7,758,300
-------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES (COST $68,638,919)                            68,512,391
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS                                  23.46%
-------------------------------------------------------------------------------------------------------
Adelphia Communications, 9.88%, 3/01/05                                       375,000          406,875
Capital One Bank, 7.15%, 9/15/06, puttable
 9/15/99                                                                    4,000,000        4,055,355
Century Communications, 9.50%, 3/01/05                                        476,000          510,510
Chancellor Media Corporation, 9.00%, 10/01/08                               1,000,000        1,072,500
Charter Communications, 8.63%, 4/01/09 (a)                                    800,000          821,000
Cinemark USA, Inc., 9.63%, 8/01/08                                            570,000          591,375
Clearnet Communications, 14.75%, 12/15/05                                     600,000          561,000


MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                              Principal
                                                   Percent of Net Assets       Amount      Market Value
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------
CMS Energy Corporation, 6.75%, 1/15/04                                      $ 400,000      $  394,200
Comcast Cellular, 9.50%, 5/01/07                                            1,250,000       1,415,625
CSC Holdings, Inc., 9.88%, 5/15/06                                            700,000         766,500
Enron Corporation, 6.73%, 11/17/08                                          1,600,000       1,602,322
IBM Corporation, 5.10%, 11/10/03                                            1,000,000         965,233
Intermedia Communications, 8.60%, 6/01/08                                     570,000         568,575
Isle of Capri Casino, 8.75%, 4/15/09                                          600,000         598,500
JCAC, Inc., 10.13%, 6/15/06                                                 1,000,000       1,100,000
Jitney-Jungle Stores, 12.00%, 3/01/06                                       1,000,000       1,070,000
Lenfest Communications, 7.63%, 2/15/08                                        320,000         331,200
McLeodusa, Inc., 9.25%, 7/15/07                                               999,000       1,046,453
Metromedia Fiber, 10.00%, 11/15/08                                            580,000         626,400
Microcell Telecommunications, zero coupon,
6/01/06 (a)                                                                   580,000         488,650
Nextel Communications, zero coupon, 9/15/07 (a)                             1,000,000         785,000
Ocean Energy, Inc., 8.38%, 7/1/08                                             502,500         502,500
Playtex Products, 8.88%, 7/15/04                                              600,000         622,500
PSINet, Inc., 10.00%, 2/15/05                                                 465,000         490,575
Randall's Food Markets, 9.38%, 7/01/07                                        720,000         782,100
RBF Finance, 11.38%, 3/15/09 (a)                                              500,000         527,500
Rogers CableSystems, 10.00%, 3/15/05                                          550,000         622,875
Rogers Cantel, 8.80%, 10/01/07                                                750,000         789,375
Safeway, Inc., 6.50%, 11/15/08                                              1,000,000       1,002,771
Sprint Capital Corporation, 6.13%, 11/15/08                                 1,800,000       1,740,174
Tembec Industrials, 8.63%, 6/30/09                                            250,000         258,750
-------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $26,909,486)                                                   27,116,393
-------------------------------------------------------------------------------------------------------

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                               Principal
                                                    Percent of Net Assets       Amount     Market Value
-------------------------------------------------------------------------------------------------------
PRIVATE ISSUES                                     36.77%
-------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGES                                        0.56%
 California Federal Bank, Series 1991-CI2 A,
   6.54%, 7/15/21 (b)                                                        $ 296,105      $ 296,055
 Kidder Peabody Acceptance Corporation,
   Series 1989-3 A, 8.90%, 6/20/19(b)                                          354,769        354,706
-------------------------------------------------------------------------------------------------------
                                                                                              650,761
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                                          6.53%
 Advanta Mortgage Loan Trust,
   Series 1993-3 A5, 5.55%, 1/25/25                                            913,608        884,220
 AFG Receivables Trust, Series 1995-A B, 6.45%,
   9/15/00                                                                     159,253        159,253
 CS First Boston Mortgage Securities Corporation,
   Series 1996-2 A6, 7.18%, 2/25/18                                          2,750,000      2,759,536
 EquiCredit Corporation of America,
   Series 1998-A A6F, 6.16%, 4/15/08                                         1,481,250      1,480,669
 Olympic Automobiles Receivables Trust,
   Series 1994-B A2, 6.85%, 6/15/01                                            430,771        430,771
 Old Stone Credit Corporation Home Equity
   Trust, Series 1993-2 B1, 6.20%, 6/15/08                                     843,746        846,700
 Union Acceptance Corporation Auto Trust,
   Series 1996-B A, 6.45%, 7/09/03                                             984,827        990,024
-------------------------------------------------------------------------------------------------------
                                                                                            7,551,173
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                             29.64%
 General Electric Capital Mortgage Services
   Series 1993-18 B1, 6.00%, 2/25/09 (a)                                     1,810,510      1,746,634
   Series 1997-13 M, 6.75%, 12/25/12                                         1,897,903      1,892,947
   Series 1998-1 M, 6.75%, 1/25/13                                             713,755        712,453
   Series 1996-4 B1, 7.00%, 3/25/26                                          4,355,034      4,314,032
   Series 1998-3 M, 7.00%, 1/25/28                                           2,711,424      2,711,121
 Norwest Asset Securities Corporation
   Series 1996-2 M, 7.00%, 9/25/11                                           1,699,810      1,704,941
   Series 1997-7 M, 7.00%, 5/25/27                                           1,567,773      1,580,136

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                                 Principal
                                                      Percent of Net Assets        Amount       Market Value
----------------------------------------------------------------------------------------------------------
PRIVATE ISSUES (CONTINUED)
----------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
----------------------------------------------------------------------------------------------------------
 Prudential Home Mortgage Securities
   Series 1993-27 M, 7.50%, 5/25/23                                            $2,814,371      $2,837,198
   Series 1993-22 M, 7.00%, 7/25/23                                             4,317,929       4,308,694
   Series 1994-29 M, 7.00%, 10/25/24                                            3,130,205       3,120,608
   Series 1995-5 M, 7.25%, 9/25/25                                              2,627,427       2,638,360
   Series 1995-5 B1, 7.25%, 9/25/25 (a)                                         2,543,757       2,571,974
   Series 1995-7 M, 7.00%, 11/25/25                                             1,925,964       1,926,994
   Series 1996-4 B1, 6.50%, 4/25/26                                               580,425         561,189
   Series 1996-8 M, 6.75%, 6/25/26                                              1,645,982       1,628,774
---------------------------------------------------------------------------------------------------------
                                                                                               34,256,055
---------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES                                          0.04%
 Conti-Mortgage Home Equity Loan Trust
   Series 94-3, 0.13%, 3/15/14 (c)                                             42,467,622          33,178
---------------------------------------------------------------------------------------------------------
TOTAL PRIVATE ISSUES (COST $41,264,378)                                                        42,491,167
---------------------------------------------------------------------------------------------------------
RESIDUAL INTERESTS (A)                               8.46%

Capital Mortgage Funding, Inc., 1999-1, 10/20/22                                   13,747         399,094
Capital Mortgage Funding, Inc., 1999-2, 10/20/23                                   14,894         408,398
Capital Mortgage Funding, Inc., 1999-3, 11/20/23                                   15,466         418,254
General Mortgage Securities, Inc., 1989-2, 1999,
 4/17/19                                                                           13,191         824,613
General Mortgage Securities II, Inc., 1991-7, 1998,
 6/28/30                                                                              705         247,157
General Mortgage Securities II, Inc., 1995-1, 1998,
 6/25/20                                                                            8,702         295,386
General Mortgage Securities II, Inc., 1995-4, 1998,
 6/25/23                                                                            5,257         314,559
General Mortgage Securities II, Inc., 1997-4, 1998,
 5/20/22                                                                           12,689         568,352

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                                Principal
                                                      Percent of Net Assets      Amount      Market Value
---------------------------------------------------------------------------------------------------------
RESIDUAL INTERESTS (A) (CONTINUED)
---------------------------------------------------------------------------------------------------------
General Mortgage Securities II, Inc., 1997-5, 1999,
 7/20/23                                                                       $17,452      $   619,594
General Mortgage Securities II, Inc., 1998-1, 1999,
 10/20/24                                                                       20,543          572,242
General Mortgage Securities II, Inc., 1998-2, 1999,
 10/20/24                                                                       27,034          424,367
General Mortgage Securities II, Inc., 1998-3, 1999,
 6/01/29                                                                         3,651          474,011
General Mortgage Securities II, Inc., 1998-4, 1999,
 2/20/23                                                                        51,040          563,961
General Mortgage Securities II, Inc., 1998-5, 1999,
 9/20/21                                                                        28,076          617,158
General Mortgage Securities II, Inc., 1998-6, 1999,
 7/20/22                                                                        29,722          623,817
General Mortgage Securities II, Inc., 1998-7, 1999,
 2/20/23                                                                        50,892          604,640
General Mortgage Securities II, Inc., 1999-1, 1999,
 8/20/24                                                                        29,319          451,966
General Mortgage Securities II, Inc., 1999-2, 1999,
 1/20/02                                                                        19,500          314,255
National Mortgage Funding I, Inc., 1995-4, 1998,
 3/20/21                                                                         4,524           96,569
National Mortgage Funding I, Inc., 1998-9,
 11/20/22                                                                       23,638          451,182
National Mortgage Funding I, Inc., 1998-10,
 1/20/23                                                                        13,015          486,704
---------------------------------------------------------------------------------------------------------
TOTAL RESIDUAL INTERESTS (COST $10,258,747)                                                   9,776,279
---------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS (COST $152,025,880)                                             153,011,824
=========================================================================================================

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                          Principal
                                               Percent of Net Assets        Amount        Market Value
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT                             1.74%
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Goldman Sachs & Company
    Dated 4/30/99, 4.89%, due 5/03/99
    collateralized by $2,100,351 Federal
    National Mortgage Association, 6.00%,
    1/01/29, market value $2,037,341 (cost
$    2,007,705)                                                         $2,007,705      $  2,007,705
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $154,033,585)           134.13%                                  155,019,529
---------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES                   (34.13%)                                 (39,448,640)
---------------------------------------------------------------------------------------------------------
NET ASSETS                                      100.00%                                 $115,570,889
=========================================================================================================

ARM - Adjustable Rate Mortgage
CMO - Collateralized Mortgage Obligation
REMIC - Real Estate Mortgage Investment Conduit

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of these securities are illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

(c) Notional principal amount.

(d) A portion of these securities have been segregated as collateral for reverse repurchase agreements.


INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $75,195,523 and $66,762,745, respectively.


INCOME TAX INFORMATION
At April 30, 1999, the aggregated cost of investment securities for federal income tax purposes was $154,033,585. Net unrealized appreciation aggregated $985,944, of which $2,754,072 related to appreciated investment securities and $1,768,128 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
-------------------------------------------------------------------


ASSETS
 Investments, at market value (cost $154,033,585)     $155,019,529
 Cash                                                        1,062
 Receivables
   Investments sold                                        758,993
   Interest                                              1,568,334
 Other assets                                              648,278
-------------------------------------------------------------------
   Total assets                                        157,996,196
-------------------------------------------------------------------
LIABILITIES
 Payables
   Reverse repurchase agreements                        38,000,000
   Investments purchased                                 3,629,797
   Income dividends                                        709,051
 Accrued expenses and other liabilities                     86,459
-------------------------------------------------------------------
   Total liabilities                                    42,425,307
-------------------------------------------------------------------
NET ASSETS                                            $115,570,889
===================================================================
Net Assets represented by:
 Common stock at par value                                 118,178
 Additional paid-in capital                           $131,211,028
 Accumulated undistributed net investment loss            (686,457)
 Accumulated net realized loss on investment
   transactions                                        (15,939,626)
 Net unrealized appreciation on investments                985,944
-------------------------------------------------------------------
NET ASSETS                                            $115,570,889
SHARES OUTSTANDING                                      11,817,776
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE                             $       9.78
===================================================================


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------

INVESTMENT INCOME
 Interest (Note 2)                                       $ 5,415,558
--------------------------------------------------------------------
EXPENSES
 Management fee                                              375,649
 Administration fee                                           57,792
 Shareholders reports and postage expenses                    41,863
 Shareholder service fee                                      29,753
 Custodian fee                                                26,761
 Transfer agent fee                                           23,869
 Legal fees                                                   17,359
 Registration and filing fees                                 13,228
 Audit fees                                                    1,932
 Directors' fees and expenses                                  1,441
 Miscellaneous                                                 3,590
--------------------------------------------------------------------
   Total operating expenses                                  593,237
--------------------------------------------------------------------
 Interest expense                                          1,099,329
--------------------------------------------------------------------
   Total expenses                                          1,692,566
--------------------------------------------------------------------
Net investment income                                      3,722,992
--------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized loss on investments                           (176,304)
 Change in unrealized appreciation (depreciation) on
   investments                                            (1,133,710)
--------------------------------------------------------------------
   Net realized and unrealized loss on investments        (1,310,014)
--------------------------------------------------------------------
Net increase in net assets resulting from operations     $ 2,412,978
====================================================================


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------

DECREASE IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase in net assets from operations                    $ 2,412,978
 Adjustments to reconcile net increase in net assets from
   operations to net cash provided by operating activities:
   Purchase of investment securities                           (75,195,523)
   Proceeds from disposition of investment securities           88,849,017
   Purchase of short-term investment securities, net            (1,160,120)
   Variation margin on interest-rate swaps                          44,201
   Increase in interest receivable                                (301,666)
   Decrease in receivable for securities sold                    4,105,269
   Increase in other assets                                       (442,047)
   Decrease in payable for securities purchased                   (169,095)
   Decrease in accrued expenses                                    (11,664)
   Unrealized depreciation on investments                        1,133,710
   Net realized loss from investments                              176,304
---------------------------------------------------------------------------
 Net cash provided by operating activities                      19,441,364
---------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Decrease in reverse repurchase agreements                     (16,000,000)
 Cash distributions paid                                        (3,700,398)
---------------------------------------------------------------------------
 Net cash used in financing activities                         (19,700,398)
---------------------------------------------------------------------------
 Net decrease in cash                                             (259,034)
---------------------------------------------------------------------------
CASH:
 Beginning of period                                               260,096
---------------------------------------------------------------------------
 End of period                                                 $     1,062
===========================================================================


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                  Six Months
                                                                Ended 4/30/99         Year Ended
                                                                 (Unaudited)           10/31/98
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income                                          $   3,722,992       $   7,605,215
 Net realized loss on investments and interest-rate swaps            (176,304)           (958,710)
 Change in unrealized appreciation (depreciation) on
   investments                                                     (1,133,710)         (1,445,672)
-------------------------------------------------------------------------------------------------
   Increase in net assets resulting from operations                 2,412,978           5,200,833
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                             (4,255,511)         (8,419,461)
 Tax return of capital                                                     --            (680,074)
-------------------------------------------------------------------------------------------------
 Total distributions to Shareholders                               (4,255,511)         (9,099,535)
-------------------------------------------------------------------------------------------------
 Decrease in net assets                                            (1,842,533)         (3,898,702)
NET ASSETS
 Beginning of period                                              117,413,422         121,312,124
-------------------------------------------------------------------------------------------------
 End of period (including accumulated undistributed net
   investment loss of ($686,457), and ($153,938),
   respectively)                                                $ 115,570,889       $ 117,413,422
=================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
FINANCIAL HIGHLIGHTS


                                       Six Months           Year           Year          Year          Year          Year
                                     Ended 4/30/99          Ended         Ended         Ended         Ended         Ended
                                      (Unaudited)           1998           1997          1996          1995          1994
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $       9.94          $  10.27      $  10.06      $  10.21      $   9.60      $  11.29
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income                      0.32              0.64          0.82          0.83          0.80          1.02
 Net realized and unrealized
   gain (loss) on investments
   and interest-rate swaps                 (0.12)            (0.20)         0.23         (0.14)        0.70          (1.75)
-----------------------------------------------------------------------------------------------------------------------------
 Total from investment
   operations                               0.20              0.44          1.05          0.69          1.50         (0.73)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
 Net investment income                     (0.36)            (0.71)        (0.84)        (0.84)        (0.89)        (0.96)
 Tax return of capital                        --             (0.06)           --            --            --           --
-----------------------------------------------------------------------------------------------------------------------------
 Total distributions                       (0.36)            (0.77)        (0.84)        (0.84)        (0.89)        (0.96)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $       9.78          $   9.94      $  10.27      $  10.06      $  10.21      $   9.60
-----------------------------------------------------------------------------------------------------------------------------
Per share market price, end of
 period                             $       8.25          $   8.56      $   9.38      $   9.00      $   8.88      $   8.25
Total Investment Return
 Based on market price                      0.51%            (0.74%)        13.92%        11.24%        18.83%      (13.32%)
 Based on net asset value                   2.81%             5.22%         11.65%         8.08%        17.48%       (6.19%)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)                         $    115,571          $ 117,413     $ 121,320     $ 118,838     $ 120,617     $ 113,401
Ratio of gross investment
 income to average net assets               9.30% (a)         9.68%         10.97%        11.12%        10.58%       12.18%
Ratio of operating expenses to
 average net assets                         1.02% (a)         1.02%          1.08%         1.13%         1.09%        1.22%
Ratio of total expenses to
 average net assets                         2.91% (a)         3.29%          2.78%         2.84%         2.39%        2.38%
Ratio of net investment
 income to average net assets               6.39% (a)         6.39%          8.19%         8.28%         8.19%        9.80%
Portfolio turnover rate                    42.52%            79.70%         70.50%       189.71%       153.92%      173.71%
Shares outstanding at end of
 period (in thousands)                    11,818            11,818         11,818        11,818        11,818       11,818
=============================================================================================================================

(a) Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

NOTE 1: ORGANIZATION
Mentor Income Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.


NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Valuation of Securities -- The Fund values mortgage-backed securities, mortgage-related, asset-backed and other debt-related securities on the basis of valuations provided by dealers approved by the Fund's Board of Directors. In determining value, the dealers use information with respect to transactions in such securities, various relationships between securities, and yield to maturity. Exchange-traded options are valued at the closing sales price or the average of the quoted bid and asked price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.

(b) Repurchase Agreements -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's advisor to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

(c) Options -- In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Fund may buy and sell put and call options and write covered call options on portfolio securities.

The Fund may purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Fund may also use options for speculative purposes, although it does not employ options for this at the present time. The Fund will segregate assets to cover their obligations under option contracts.

Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

(d) Futures Contracts -- In order to gain exposure to or protect against declines in security values, the Fund may buy and sell futures contracts. The Fund may also buy or write put or call options on these futures contracts.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The Fund generally sells futures contracts to hedge against declines in the value of portfolios securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Fund will segregate assets to cover its commitments under such speculative futures contracts.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At April 30, 1999, the Fund had no open futures contracts.

(e) Dollar-Rolls -- A dollar-roll is a simultaneous agreement to sell a security held in the Fund's portfolio with a purchase of a similar security at a future date at an agreed-upon price. The difference between the sale and repurchase price is recorded as interest income to the Fund. Dollar-rolls are accounted for as financing transactions by the Fund and no gain or loss is recognized, provided that the sale and subsequent repurchase involve substantially identical securities. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

(f) Short Sales -- A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the security, the Fund realizes a loss.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(g) Interest-Rate Swaps -- An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. For the six months ended April 30, 1999, the Fund had realized losses of $44,201 in connection with closed interest-rate swap agreements. As of April 30, 1999, the Fund had no outstanding interest-rate swap contracts.

(h) Interest-Rate Cap -- An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and as such the Fund is exposed to credit risk in the event of non-performance by the other party to the interest-rate cap.

(i) Residual Interests -- The Fund invests in mortgage security residual interests ("residuals") which are considered derivative securities. A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Fund's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor have the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets.

(j) Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

accrual basis with interest income on principal-only securities, interest-only securities and residual interests determined using the effective-yield method based upon estimates of future net cash flows. Estimated effective yields are periodically updated consistent with changes in interest rates and prepayment assumptions. Premiums and discounts on mortgage securities and collateralized mortgage obligations are amortized into interest income using the effective-yield method.

(k) Federal Income Taxes -- No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

(l) Reclassification of Capital Accounts -- Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

(m) Distributions to Shareholders -- The Fund declares and distributes dividends monthly from net investment income and annually from net realized capital gains, if any, after offsetting capital-loss carryovers. Reinvestment of income distribution is a non-cash transaction.

NOTE 3: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
Mentor Investment Advisors, LLC ("Mentor Advisors") is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor") and its affiliates. Mentor is a subsidiary of Wheat First Butcher Singer, Inc., which in turn is a wholly owned subsidiary of First Union Corporation ("First Union"). First Union is a leading financial services company; First Union has announced plans to acquire EVEREN Capital Corporation, which currently has a minority ownership interest in Mentor.


Mentor Advisors, the Fund's investment advisor, receives for its services an annual investment advisory fee of 0.65% of average weekly net assets. Mentor Advisors is a wholly-owned subsidiary of

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Mentor Investment Group, LLC ("Mentor"), which is in turn a partially owned subsidiary of Wheat First Union and EVEREN Capital Corporation. Mentor provides administrative personnel and services to the Fund at an annual rate of 0.10% of the Fund's average weekly net assets.

NOTE 4: BORROWINGS
The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1999 was approximately $20,833,229 or $1.76 per share based on average shares outstanding of 11,817,776 during the period at a weighted average interest rate of 5.05%. The maximum amount of borrowings outstanding at any day during the period was $55,054,519 (including accrued interest) as of November 12, 1998, at a weighted average interest rate of 5.23%, and was 30.55% of total assets. The average rate on the April 30, 1999 borrowings was 4.72% and mature on May 5, 1999.

NOTE 5: CAPITAL SHARE TRANSACTIONS
The Fund has authorized 200,000,000 shares of $.01 par value common stock. At April 30, 1999, there were 11,817,776 shares issued and outstanding, including, 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the six months ended April 30, 1999, no shares were issued.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 6: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
Shown in thousands of dollars and per common share:



                                                                                                INCREASE(DECREASE)
                         INVESTMENT           NET INVESTMENT           NET GAIN(LOSS)             IN NET ASSETS
                           INCOME                 INCOME               ON INVESTMENTS            FROM OPERATIONS
                   ---------------------- ---------------------- -------------------------- --------------------------
                                  PER                    PER                        PER                        PER
QUARTER END           TOTAL      SHARE       TOTAL      SHARE        TOTAL         SHARE        TOTAL         SHARE
------------------ ---------- ----------- ---------- ----------- ------------- ------------ ------------- ------------
1999
April 30, 1999      $ 2,745    $   0.23    $ 1,955    $   0.17     $  (3,201)   $   (0.27)    $  (1,246)   $   (0.11)
January 31, 1999      2,671        0.23      1,768        0.15         1,891         0.16         3,659         0.31
1998
October 31, 1998    $ 2,104    $   0.18    $ 1,719    $   0.15     $    (254)   $   (0.02)    $   1,465    $    0.13
July 31, 1998         2,761        0.23      1,876        0.16           500         0.04         2,375         0.20
April 30, 1998        2,898        0.25      1,900        0.16        (1,937)       (0.16)          (37)           -
January 31, 1998      3,757        0.32      2,111        0.17          (713)       (0.06)        1,398         0.11

ADDITIONAL INFORMATION


YEAR 2000 (UNAUDITED)

The Fund receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

                      (This Page Intentionally Left Blank]

                      (This Page Intentionally Left Blank]

SHAREHOLDER INFORMATION

INVESTMENT MANAGER
 CORPORATE OFFICE
     Mentor Investment Advisors, LLC
     Riverfront Plaza, 901 East Byrd Street
     Richmond, Virginia 23219


 INVESTOR RELATIONS OFFICE
     1-800-382-0016


 OPERATIONS OFFICE
     Riverfront Plaza, 901 East Byrd Street
     Richmond, Virginia 23219


TRANSFER AGENT AND REGISTRAR
     State Street Bank & Trust Company
     Post Office Box 366
     Boston, Massachusetts 02101
     (800) 426-5523


CUSTODIAN
    Investor Fiduciary Trust Company
    801 Pennsylvania Avenue
    Kansas City, Missouri 64105


INDEPENDENT AUDITORS
    KPMG Peat Marwick LLP
    99 High Street
    Boston, Massachuetts 02110


LEGAL COUNSEL
    Ropes & Gray
    One International Place
    Boston, Massachusetts 02110


DIRECTORS AND OFFICERS


DIRECTORS
   Daniel J. Ludeman, CHAIRMAN
   Arch T. Allen III
   Jerry R. Barrentine
   Arnold H. Dreyfuss
   Weston E. Edwards
   Thomas F. Keller
   Louis W. Molechert, Jr.
   J. Garnett Nelson
   Troy A. Peery, Jr.
   Peter J. Quinn, Jr.


OFFICERS
   Paul F. Costello, PRESIDENT
   Terry L. Perkins, TREASURER AND SECRETARY
   Michael A. Wade, ASSISTANT TREASURER



                            Mentor Income Fund, Inc.


                     ------------------------------------
                               SEMI-ANNUAL REPORT
                     ------------------------------------
                                 April 30, 1999


                         [MENTOR INVESTMENT GROUP LOGO]